DELAWARE GROUP INCOME FUNDS

Delaware Floating Rate Fund (the “Fund”)

Supplement to the Fund’s Statutory Prospectus,
 dated November 30, 2023, as amended

Effective immediately, the following replaces the information in the section of the Fund’s Statutory Prospectus entitled “Fund summary – Who manages the Fund? – Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Vivek Bommi, CFA	Managing Director, Head of Leveraged Credit	November 2023
John P. McCarthy, CFA	Managing Director, Senior Portfolio Manager	January 2017

Effectively immediately, the following replaces the information in the section of the Fund’s Statutory Prospectus entitled “Who manages the Fund – Portfolio managers”:

Vivek Bommi and John P. McCarthy are primarily responsible for the overall day-to-day management of the Fund.

Vivek Bommi
Managing Director, Head of Leveraged Credit
• Joined Macquarie in 2023
• Based in Philadelphia
Vivek is Head of Leveraged Credit within Macquarie Asset Management (MAM) Credit, a role he assumed in November 2023. He has overall responsibility for the team’s leveraged credit capabilities, including portfolio and business management. Prior to joining Macquarie, he was Head of European and UK Fixed Income at AllianceBernstein from August 2021 to November 2023, responsible for leadership and strategy of European Fixed Income. Before that, Vivek spent more than 10 years at Neuberger Berman within Leveraged Credit in various roles, including Director of Research, Portfolio Manager, and Head of Europe. Vivek received a Bachelor of Science in finance from the University of Illinois and a Master of Business Administration in finance and management from Columbia Business School. He holds the Chartered Financial Analyst® designation and he is a Certified Public Accountant.

John P. McCarthy
Managing Director, Senior Portfolio Manager
• Re-joined Delaware Investments in 2007, acquired by Macquarie in 2010
• Based in Philadelphia
John is a Senior Portfolio Manager for Fixed Income within Macquarie Asset Management (MAM) Credit, a role he assumed in July 2016. He manages MAM Credit’s high yield portfolios and serves as a Co-Portfolio Manager for MAM Credit’s bank loans, fixed rate multisector, and core plus strategies. Previously, he was Co-Head of Credit Research for MAM Credit. Before that, he held a number of roles with Delaware Investments, including Senior Research Analyst, Senior High Yield Analyst, High Yield Trader, and Municipal Bond Trader. He worked for Delaware Investments from 1990 to 2002 and re-joined the firm in 2007. Prior to re-joining Delaware Investments, John was a Senior High Yield Analyst and Trader at Chartwell Investment Partners for five years. John earned a Bachelor of Science in business administration from Babson College. He holds the Chartered Financial Analyst® designation and is a member of the CFA Society of Philadelphia.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated September 20, 2024.